Exhibit 99.1

SouthState Corporation Reports Second Quarter 2022 Results Declares an Increase in the Quarterly Cash Dividend	For Immediate Release
Media Contact
Jackie Smith, 803.231.3486

WINTER HAVEN, FL – July 28, 2022 – SouthState Corporation (NASDAQ: SSB) today released its unaudited results of operations and other financial information for the three-month and six-month periods ended June 30, 2022.

The Company reported consolidated net income of $1.57 per diluted common share for the three months ended June 30, 2022, compared to $1.39 per diluted common share for the three months ended March 31, 2022, and compared to $1.39 per diluted common share one year ago.

Adjusted net income (non-GAAP) totaled $1.62 per diluted share for the three months ended June 30, 2022, compared to $1.69 per diluted share for the three months ended March 31, 2022, and compared to $1.87 per diluted share one year ago. Adjusted net income in the second quarter of 2022 excludes $4.2 million of merger and branch consolidation related expense (after-tax).

“We are pleased to report very strong performance in the second quarter, with record pre-provision net revenue, robust loan growth, and continued strength in asset quality,” said John C. Corbett, Chief Executive Officer. “Our strong revenue growth in the quarter and limited expense growth combined to produce 12% operating leverage. We are also pleased that our pre-provision net revenue per diluted share rose almost 30% from Q1 levels.”

Highlights of the second quarter of 2022 include:

Returns

●	Reported and Adjusted Diluted Earnings per Share (“EPS”) of $1.57 and $1.62 (Non-GAAP), respectively
●	Net Income and Adjusted Net Income of $119.2 million and $123.4 million (Non-GAAP), respectively
●	Return on Average Common Equity of 9.36%* and Reported and Adjusted Return on Average Tangible Common Equity of 16.6%* (Non-GAAP) and 17.2%* (Non-GAAP), respectively
●	Return on Average Assets (“ROAA”) and Adjusted ROAA of 1.04%* and 1.08%* (Non-GAAP), respectively
●	Pre-Provision Net Revenue (“PPNR”) of $176.8 million (Non-GAAP), or 1.55%* PPNR ROAA (Non-GAAP)
●	PPNR per weighted average diluted share (Non-GAAP) of $2.32, up nearly 30% from the prior quarter’s $1.79 and up 46% from $1.59 one year ago
●	Book Value per Share of $66.64 decreased by $1.66 per share compared to the prior quarter primarily due to the $2.60 per share impact from the change in accumulated other comprehensive loss
●	Tangible Book Value (“TBV”) per Share of $39.47 (Non-GAAP), down $1.58, or 3.8% from the prior quarter
●	Recorded a provision for credit losses of $19.3 million compared to a negative provision for credit losses of $8.4 million in the prior quarter

Performance

●	Net Interest Income of $314.3 million; Core Net Interest Income (non-GAAP) (excluding loan accretion and deferred fees on PPP) increased $47.8 million from prior quarter
●	Net Interest Margin (“NIM”), non-tax equivalent and tax equivalent (non-GAAP) of 3.10% and 3.12%, respectively, up 0.35% from prior quarter
●	Total deposit cost of 0.06%, up 1 basis point from prior quarter
●	Noninterest Income of $88.3 million, up $2.2 million compared to the prior quarter, with a $4.8 million increase in fee income on deposit accounts offset by a $5.1 million decline in mortgage banking income
●	Noninterest Income represented 0.77% of average assets for the second quarter of 2022
●	Noninterest Expense, excluding merger and branch consolidation related expense (Non-GAAP), increased $7.5 million compared to the prior quarter; salaries and employee benefits declined by $636 thousand
●	Efficiency ratio and adjusted efficiency ratio (non-GAAP) improved to 54.9% and 53.6%, respectively, from prior quarter’s 63.0% and 60.1%, respectively

Balance Sheet / Credit

●	Fed funds and interest-earning cash of $4.2 billion represents 9.0% of assets
*	Annualized

●	Loan production† of $3.9 billion, excluding production by legacy Atlantic Capital Bancshares, Inc. (“ACBI”)
●	Loans, excluding PPP loans, increased $1.5 billion, or 22.0% annualized. Of the second quarter loan growth, 53% was commercial loan growth, led by commercial and industrial loans, and 47% was consumer growth, led by consumer real estate loans.
●	Loans, excluding PPP loans, grew 12.3% over the last year
●	Deposits increased $100.0 million, or 1.0% annualized, with core deposit growth totaling $224.1 million, or 2.5% annualized
●	36.9% of total deposits are noninterest-bearing checking
●	Net charge-offs of $2.3 million, or 0.03% annualized

Subsequent Events

●	The Board of Directors of the Company increased its quarterly cash dividend on its common stock from $0.49 per share to $0.50 per share; the dividend is payable on August 19, 2022 to shareholders of record as of August 12, 2022

† Loan production indicates committed balance total

Financial Performance

	Three Months Ended					Six Months Ended
(Dollars in thousands, except per share data)	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Jun. 30,	Jun. 30,
INCOME STATEMENT	2022	2022	2021	2021	2021	2022	2021
Interest income
Loans, including fees (1)	$272,000	$233,617	$238,310	$246,065	$246,177	$505,617	$506,144
Investment securities, trading securities, federal funds sold and securities
purchased under agreements to resell	53,659	36,847	29,071	25,384	21,364	90,506	39,873
Total interest income	325,659	270,464	267,381	271,449	267,541	596,123	546,017
Interest expense
Deposits	5,776	4,628	5,121	7,267	9,537	10,404	20,795
Federal funds purchased, securities sold under agreements
to repurchase, and other borrowings	5,604	4,362	4,156	4,196	4,874	9,966	10,094
Total interest expense	11,380	8,990	9,277	11,463	14,411	20,370	30,889
Net interest income	314,279	261,474	258,104	259,986	253,130	575,753	515,128
Provision (recovery) for credit losses	19,286	(8,449)	(9,157)	(38,903)	(58,793)	10,837	(117,213)
Net interest income after provision (recovery) for credit losses	294,993	269,923	267,261	298,889	311,923	564,916	632,341
Noninterest income	88,292	86,090	91,894	87,010	79,020	174,382	175,305
Noninterest expense
Pre-tax operating expense	225,779	218,324	217,392	214,672	218,707	444,103	437,409
Merger and branch consolidation related expense	5,390	10,276	6,645	17,618	32,970	15,666	42,979
Extinguishment of debt cost	—	—	—	—	11,706	—	11,706
Total noninterest expense	231,169	228,600	224,037	232,290	263,383	459,769	492,094
Income before provision for income taxes	152,116	127,413	135,118	153,609	127,560	279,529	315,552
Income taxes provision	32,941	27,084	28,272	30,821	28,600	60,025	69,643
Net income	$119,175	$100,329	$106,846	$122,788	$98,960	$219,504	$245,909

Adjusted net income (non-GAAP) (2)
Net income (GAAP)	$119,175	$100,329	$106,846	$122,788	$98,960	$219,504	$245,909
Securities gains, net of tax	—	—	(2)	(51)	(28)	—	(28)
Initial provision for credit losses - NonPCD loans and UFC from ACBI, net of tax	—	13,492	—	—	—	13,492	—
Merger and branch consolidation related expense, net of tax	4,223	8,092	5,255	14,083	25,578	12,314	33,402
Extinguishment of debt cost, net of tax	—	—	—	—	9,081	—	9,081
Adjusted net income (non-GAAP)	$123,398	$121,913	$112,099	$136,820	$133,591	$245,310	$288,364

Basic earnings per common share	$1.58	$1.40	$1.53	$1.75	$1.40	$2.99	$3.47
Diluted earnings per common share	$1.57	$1.39	$1.52	$1.74	$1.39	$2.96	$3.44
Adjusted net income per common share - Basic (non-GAAP) (2)	$1.64	$1.71	$1.61	$1.95	$1.89	$3.34	$4.07
Adjusted net income per common share - Diluted (non-GAAP) (2)	$1.62	$1.69	$1.59	$1.94	$1.87	$3.31	$4.04
Dividends per common share	$0.49	$0.49	$0.49	$0.49	$0.47	$0.98	$0.94
Basic weighted-average common shares outstanding	75,461,157	71,447,429	69,651,334	70,066,235	70,866,193	73,464,620	70,937,301
Diluted weighted-average common shares outstanding	76,094,198	72,110,746	70,289,971	70,575,726	71,408,888	74,103,640	71,444,631
Effective tax rate	21.66%	21.26%	20.92%	20.06%	22.42%	21.47%	22.07%

Performance and Capital Ratios

	Three Months Ended					Six Months Ended
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Jun. 30,	Jun. 30,
	2022	2022	2021	2021	2021	2022	2021
PERFORMANCE RATIOS
Return on average assets (annualized)	1.04%	0.95%	1.02%	1.20%	1.00%	1.00%	1.27%
Adjusted return on average assets (annualized) (non-GAAP) (2)	1.08%	1.15%	1.08%	1.34%	1.35%	1.11%	1.49%
Return on average common equity (annualized)	9.36%	8.24%	8.84%	10.21%	8.38%	8.81%	10.52%
Adjusted return on average common equity (annualized) (non-GAAP) (2)	9.69%	10.01%	9.28%	11.37%	11.31%	9.85%	12.34%
Return on average tangible common equity (annualized) (non-GAAP) (3)	16.59%	13.97%	14.63%	16.86%	14.12%	15.28%	17.59%
Adjusted return on average tangible common equity (annualized) (non-GAAP) (2) (3)	17.15%	16.79%	15.30%	18.68%	18.74%	16.97%	20.46%
Efficiency ratio (tax equivalent)	54.92%	62.99%	61.27%	64.22%	76.28%	58.66%	68.38%
Adjusted efficiency ratio (non-GAAP) (4)	53.59%	60.05%	59.39%	59.16%	62.88%	56.58%	60.49%
Dividend payout ratio (5)	31.03%	33.71%	32.02%	27.94%	33.65%	32.26%	27.12%
Book value per common share	$66.64	$68.30	$69.27	$68.55	$67.60
Tangible book value per common share (non-GAAP) (3)	$39.47	$41.05	$44.62	$43.98	$43.07

CAPITAL RATIOS
Equity-to-assets	10.9%	11.2%	11.4%	11.7%	11.8%
Tangible equity-to-tangible assets (non-GAAP) (3)	6.8%	7.0%	7.7%	7.8%	7.8%
Tier 1 leverage (6) *	8.0%	8.5%	8.1%	8.1%	8.1%
Tier 1 common equity (6) *	11.1%	11.4%	11.8%	11.9%	12.1%
Tier 1 risk-based capital (6) *	11.1%	11.4%	11.8%	11.9%	12.1%
Total risk-based capital (6) *	13.0%	13.3%	13.6%	13.8%	14.1%
*	The regulatory capital ratios presented above include the assumption of the transitional method relative to the CARES Act in relief of COVID-19 pandemic on the economy and financial institutions in the United States. The referenced relief allows a total five-year “phase in” of the CECL impact on capital and relief over the next two years for the impact on the allowance for credit losses resulting from COVID-19.

Balance Sheet

	Ending Balance
(Dollars in thousands, except per share and share data)	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,
BALANCE SHEET	2022	2022	2021	2021	2021
Assets
Cash and due from banks	$561,516	$588,372	$476,653	$597,321	$529,434
Federal Funds Sold and interest-earning deposits with banks	4,160,583	5,444,234	6,366,494	5,701,002	5,875,078
Cash and cash equivalents	4,722,099	6,032,606	6,843,147	6,298,323	6,404,512

Trading securities, at fair value	88,088	74,234	77,689	61,294	89,925
Investment securities:
Securities held to maturity	2,806,465	2,827,769	1,819,901	1,641,485	1,189,265
Securities available for sale, at fair value	5,666,008	5,924,206	5,193,478	4,631,554	4,369,159
Other investments	179,815	179,258	160,568	160,592	160,607
Total investment securities	8,652,288	8,931,233	7,173,947	6,433,631	5,719,031
Loans held for sale	73,880	130,376	191,723	242,813	171,447
Loans:
Purchased credit deteriorated	1,707,592	1,939,033	1,987,322	2,255,874	2,434,259
Purchased non-credit deteriorated	6,908,234	7,633,824	5,890,069	6,554,647	7,457,950
Non-acquired	19,319,440	16,983,570	16,050,775	14,978,428	14,140,869
Less allowance for credit losses	(319,708)	(300,396)	(301,807)	(314,144)	(350,401)
Loans, net	27,615,558	26,256,031	23,626,359	23,474,805	23,682,677
Other real estate owned ("OREO")	1,431	3,290	2,736	3,687	5,039
Premises and equipment, net	562,781	568,332	558,499	569,817	568,473
Bank owned life insurance	953,970	942,922	783,049	778,552	773,452
Mortgage servicing rights	87,463	83,339	65,620	60,922	57,351
Core deposit and other intangibles	132,694	140,364	128,067	136,584	145,126
Goodwill	1,922,525	1,924,024	1,581,085	1,581,085	1,581,085
Other assets	1,394,645	1,114,790	928,111	1,262,195	1,177,751
Total assets	$46,207,422	$46,201,541	$41,960,032	$40,903,708	$40,375,869

Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing	$14,337,018	$14,052,332	$11,498,840	$11,333,881	$11,176,338
Interest-bearing	24,538,833	24,723,498	23,555,989	22,226,677	22,066,031
Total deposits	38,875,851	38,775,830	35,054,829	33,560,558	33,242,369
Federal funds purchased and securities
sold under agreements to repurchase	669,999	770,409	781,239	859,736	862,429
Other borrowings	392,460	405,553	327,066	326,807	351,548
Reserve for unfunded commitments	32,543	30,368	30,510	28,289	30,981
Other liabilities	1,196,144	1,044,973	963,448	1,335,377	1,130,919
Total liabilities	41,166,997	41,027,133	37,157,092	36,110,767	35,618,247

Shareholders' equity:
Common stock - $2.50 par value; authorized 160,000,000 shares	189,103	189,403	173,331	174,795	175,957
Surplus	4,195,976	4,214,897	3,653,098	3,693,622	3,720,946
Retained earnings	1,146,230	1,064,064	997,657	925,044	836,584
Accumulated other comprehensive (loss) income	(490,884)	(293,956)	(21,146)	(520)	24,136
Total shareholders' equity	5,040,425	5,174,408	4,802,940	4,792,941	4,757,623
Total liabilities and shareholders' equity	$46,207,422	$46,201,541	$41,960,032	$40,903,708	$40,375,869

Common shares issued and outstanding	75,641,322	75,761,018	69,332,297	69,918,037	70,382,728

Net Interest Income and Margin

	Three Months Ended
	Jun. 30, 2022			Mar. 31, 2022			Jun. 30, 2021
(Dollars in thousands)	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
YIELD ANALYSIS	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Interest-Earning Assets:
Federal funds sold and interest-earning deposits with banks	$4,597,551	$8,635	0.75%	$5,678,147	$2,852	0.20%	$5,670,674	$1,350	0.10%
Investment securities	8,880,419	45,024	2.03%	7,895,281	33,995	1.75%	5,371,985	20,014	1.49%
Loans held for sale	76,567	791	4.14%	110,542	869	3.19%	281,547	1,977	2.82%
Total loans, excluding PPP	27,055,042	271,003	4.02%	24,675,512	231,373	3.80%	22,588,076	225,664	4.01%
Total PPP loans	77,816	206	1.06%	167,541	1,375	3.33%	1,719,323	18,536	4.32%
Total loans held for investment	27,132,858	271,209	4.01%	24,843,053	232,748	3.80%	24,307,399	244,200	4.03%
Total interest-earning assets	40,687,395	325,659	3.21%	38,527,023	270,464	2.85%	35,631,605	267,541	3.01%
Noninterest-earning assets	5,160,394			4,419,309			4,201,147
Total Assets	$45,847,789			$42,946,332			$39,832,752

Interest-Bearing Liabilities:
Transaction and money market accounts	$18,316,890	$3,836	0.08%	$17,473,192	$2,217	0.05%	$15,453,940	$4,513	0.12%
Savings deposits	3,548,192	143	0.02%	3,408,129	130	0.02%	2,995,871	453	0.06%
Certificates and other time deposits	2,776,478	1,797	0.26%	2,848,829	2,281	0.32%	3,408,778	4,571	0.54%
Federal funds purchased	333,326	628	0.76%	354,899	111	0.13%	520,585	112	0.09%
Repurchase agreements	403,008	153	0.15%	438,258	158	0.15%	394,056	211	0.21%
Other borrowings	405,241	4,823	4.77%	354,133	4,093	4.69%	368,897	4,551	4.95%
Total interest-bearing liabilities	25,783,135	11,380	0.18%	24,877,440	8,990	0.15%	23,142,127	14,411	0.25%
Noninterest-bearing liabilities ("Non-IBL")	14,955,329			13,131,727			11,951,384
Shareholders' equity	5,109,325			4,937,165			4,739,241
Total Non-IBL and shareholders' equity	20,064,654			18,068,892			16,690,625
Total Liabilities and Shareholders' Equity	$45,847,789			$42,946,332			$39,832,752
Net Interest Income and Margin (Non-Tax Equivalent)		$314,279	3.10%		$261,474	2.75%		$253,130	2.85%
Net Interest Margin (Tax Equivalent)			3.12%			2.77%			2.87%
Total Deposit Cost (without Debt and Other Borrowings)			0.06%			0.05%			0.12%
Overall Cost of Funds (including Demand Deposits)			0.12%			0.10%			0.17%

Total Accretion on Acquired Loans (1)		$12,770			$6,741			$6,292
Total Deferred Fees on PPP Loans		$8			$983			$14,232
Tax Equivalent Adjustment		$2,249			$1,885			$1,424
(1)	The remaining loan discount on acquired loans to be accreted into loan interest income totals $89.0 million as of June 30, 2022.

Noninterest Income and Expense

	Three Months Ended					Six Months Ended
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Jun. 30,	Jun. 30,
(Dollars in thousands)	2022	2022	2021	2021	2021	2022	2021
Noninterest Income:
Fees on deposit accounts	$33,658	$28,902	$30,293	$26,130	$23,936	$62,560	$49,218
Mortgage banking income	5,480	10,594	12,044	15,560	10,115	16,074	36,995
Trust and investment services income	9,831	9,718	9,520	9,150	9,733	19,549	18,311
Securities gains, net	—	—	2	64	36	—	36
Correspondent banking and capital market income	27,604	27,994	30,216	25,164	25,877	55,598	54,625
Bank owned life insurance income	6,246	5,260	4,932	5,132	5,047	11,506	8,346
Other	5,473	3,622	4,887	5,810	4,276	9,095	7,774
Total Noninterest Income	$88,292	$86,090	$91,894	$87,010	$79,020	$174,382	$175,305

Noninterest Expense:
Salaries and employee benefits	$137,037	$137,673	$137,321	$136,969	$137,379	$274,710	$277,740
Occupancy expense	22,759	21,840	22,915	23,135	22,844	44,599	46,175
Information services expense	19,947	19,193	18,489	18,061	19,078	39,140	37,867
OREO and loan related (income) expense	(3)	(238)	(740)	1,527	240	(241)	1,242
Business development and staff related	4,916	4,276	4,577	4,424	4,305	9,192	7,676
Amortization of intangibles	8,847	8,494	8,517	8,543	8,968	17,341	18,132
Professional fees	4,331	3,749	2,639	2,415	2,301	8,080	5,575
Supplies and printing expense	2,400	2,189	2,179	2,310	2,500	4,589	5,170
FDIC assessment and other regulatory charges	5,332	4,812	4,965	4,245	4,931	10,144	8,772
Advertising and marketing	2,286	1,763	2,375	2,185	1,659	4,049	3,399
Other operating expenses	17,927	14,573	14,155	10,858	14,502	32,500	25,661
Merger and branch consolidation related expense	5,390	10,276	6,645	17,618	32,970	15,666	42,979
Extinguishment of debt cost	—	—	—	—	11,706	—	11,706
Total Noninterest Expense	$231,169	$228,600	$224,037	$232,290	$263,383	$459,769	$492,094

Loans and Deposits

The following table presents a summary of the loan portfolio by type (dollars in thousands):

	Ending Balance
(Dollars in thousands)	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,
LOAN PORTFOLIO	2022	2022	2021	2021	2021
Construction and land development * †	$2,527,062	$2,316,313	$2,029,216	$2,032,731	$1,947,646
Investor commercial real estate*	8,393,630	8,158,457	7,432,503	7,131,192	7,094,109
Commercial owner occupied real estate	5,421,725	5,346,583	4,970,116	4,988,490	4,895,189
Commercial and industrial, excluding PPP	4,760,355	4,447,279	3,516,485	3,458,520	3,121,625
Consumer real estate *	5,505,531	4,988,736	4,806,958	4,733,567	4,748,693
Consumer/other	1,279,790	1,179,697	928,240	943,243	907,181
Total loans, excluding PPP	27,888,093	26,437,065	23,683,518	23,287,743	22,714,443
PPP loans	47,173	119,362	244,648	501,206	1,318,635
Total Loans	$27,935,266	$26,556,427	$23,928,166	$23,788,949	$24,033,078

* Single family home construction-to-permanent loans originated by the Company’s mortgage banking division are included in construction and land development category until completion. Investor commercial real estate loans include commercial non-owner occupied real estate and other income producing property. Consumer real estate includes consumer owner occupied real estate and home equity loans.

† Includes single family home construction-to-permanent loans of $795.7 million, $733.7 million, $686.5 million, $665.0 million and $599.4 million for the quarters ended June 30, 2022, March 31, 2022, December 31, 2021, September 30, 2021 and June 30, 2021, respectively.

	Ending Balance
(Dollars in thousands)	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,
DEPOSITS	2022	2022	2021	2021	2021
Noninterest-bearing checking	$14,337,018	$14,052,332	$11,498,840	$11,333,881	$11,176,338
Interest-bearing checking	8,953,332	9,275,208	9,018,987	7,920,236	7,651,433
Savings	3,616,819	3,479,743	3,350,547	3,201,543	3,051,229
Money market	9,264,257	9,140,005	8,376,380	8,110,162	8,024,117
Time deposits	2,704,425	2,828,542	2,810,075	2,994,736	3,339,252
Total Deposits	$38,875,851	$38,775,830	$35,054,829	$33,560,558	$33,242,369

Core Deposits (excludes Time Deposits)	$36,171,426	$35,947,288	$32,244,754	$30,565,822	$29,903,117

Asset Quality

	Ending Balance
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,
(Dollars in thousands)	2022	2022	2021	2021	2021
NONPERFORMING ASSETS:
Non-acquired
Non-acquired nonaccrual loans and restructured loans on nonaccrual	$20,716	$19,582	$18,700	$23,800	$16,065
Accruing loans past due 90 days or more	1,371	22,818	4,612	1,729	559
Non-acquired OREO and other nonperforming assets	93	464	590	365	695
Total non-acquired nonperforming assets	22,180	42,864	23,902	25,894	17,319
Acquired
Acquired nonaccrual loans and restructured loans on nonaccrual	63,526	59,267	56,718	64,583	69,053
Accruing loans past due 90 days or more	4,418	12,768	251	89	—
Acquired OREO and other nonperforming assets	1,577	3,118	2,875	3,804	4,777
Total acquired nonperforming assets	69,521	75,153	59,844	68,476	73,830
Total nonperforming assets	$91,701	$118,017	$83,746	$94,370	$91,149

	Three Months Ended
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,
	2022	2022	2021	2021	2021
ASSET QUALITY RATIOS:
Allowance for credit losses as a percentage of loans	1.14%	1.13%	1.26%	1.32%	1.46%
Allowance for credit losses as a percentage of loans, excluding PPP loans	1.15%	1.14%	1.27%	1.35%	1.54%
Allowance for credit losses as a percentage of nonperforming loans	355.11%	262.50%	375.94%	348.27%	408.98%
Net charge-offs as a percentage of average loans (annualized)	0.03%	0.04%	0.02%	0.00%	0.03%
Total nonperforming assets as a percentage of total assets	0.20%	0.26%	0.20%	0.23%	0.23%
Nonperforming loans as a percentage of period end loans	0.32%	0.43%	0.34%	0.38%	0.36%

Current Expected Credit Losses (“CECL”)

Below is a table showing the roll forward of the ACL and UFC for the second quarter of 2022:

	Allowance for Credit Losses ("ACL and UFC")
	NonPCD ACL	PCD ACL	Total ACL	UFC
Ending balance 3/31/2022	$227,829	$72,567	$300,396	$30,368
ACL - Adjustment for PCD loans from ACBI	—	4,540	4,540	—
Charge offs	(3,215)	—	(3,215)	—
Acquired charge offs	(637)	(2,311)	(2,948)	—
Recoveries	1,166	—	1,166	—
Acquired recoveries	1,188	1,470	2,658	—
Provision (recovery) for credit losses	31,097	(13,986)	17,111	2,175
Ending balance 6/30/2022	$257,428	$62,280	$319,708	$32,543

Period end loans (includes PPP Loans)	$26,227,674	$1,707,592	$27,935,266	N/A
Reserve to Loans (includes PPP Loans)	0.98%	3.65%	1.14%	N/A
Period end loans (excludes PPP Loans)	$26,180,501	$1,707,592	$27,888,093	N/A
Reserve to Loans (excludes PPP Loans)	0.98%	3.65%	1.15%	N/A
Unfunded commitments (off balance sheet) *				$8,204,567
Reserve to unfunded commitments (off balance sheet)				0.40%

* Unfunded commitments exclude unconditionally cancelable commitments and letters of credit.

Conference Call

The Company will host a conference call to discuss its second quarter results at 9:00 a.m. Eastern Time on July 29, 2022.  Callers wishing to participate may call toll-free by dialing 844-200-6205.  The number for international participants is (929) 526-1599.  The conference ID number is 322914.   Alternatively, individuals may listen to the live webcast of the presentation by visiting SouthStateBank.com.  An audio replay of the live webcast is expected to be available by the evening of July 29, 2022 on the Investor Relations section of SouthStateBank.com.

SouthState Corporation is a financial services company headquartered in Winter Haven, Florida.  SouthState Bank, N.A., the Company’s nationally chartered bank subsidiary, provides consumer, commercial, mortgage and wealth management solutions to more than one million customers throughout Florida, Alabama, Georgia, the Carolinas and Virginia.  The Bank also serves clients coast to coast through its correspondent banking division.  Additional information is available at SouthStateBank.com.

###

Non-GAAP Measures

Statements included in this press release include non-GAAP measures and should be read along with the accompanying tables that provide a reconciliation of non-GAAP measures to GAAP measures.  Management believes that these non-GAAP measures provide additional useful information, which allows readers to evaluate the ongoing performance of the Company.  Non-GAAP measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the company.  Non-GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the company's results or financial condition as reported under GAAP.

(Dollars in thousands, except per share data)	Three Months Ended
PRE-PROVISION NET REVENUE ("PPNR") (NON-GAAP)	Jun. 30, 2022	Mar. 31, 2022	Dec. 31, 2021	Sep. 30, 2021	Jun. 30, 2021
Net income (GAAP)	$119,175	$100,329	$106,846	$122,788	$98,960
Provision (recovery) for credit losses	19,286	(8,449)	(9,157)	(38,903)	(58,793)
Tax provision	32,941	27,084	28,272	30,821	28,600
Merger and branch consolidation related expense	5,390	10,276	6,645	17,618	32,970
Extinguishment of debt costs	—	—	—	—	11,706
Securities gains	—	—	(2)	(64)	(36)
Pre-provision net revenue (PPNR) (Non-GAAP)	$176,792	$129,240	$132,604	$132,260	$113,407

Average asset balance (GAAP)	$45,847,789	$42,946,332	$41,359,708	$40,593,766	$39,832,752
PPNR ROAA	1.55%	1.22%	1.27%	1.29%	1.14%

Diluted weighted-average common shares outstanding	76,094	72,111	70,290	70,576	71,409
PPNR per weighted-average common shares outstanding	$2.32	$1.79	$1.89	$1.87	$1.59

(Dollars in thousands)	Three Months Ended
CORE NET INTEREST INCOME (NON-GAAP)	Jun. 30, 2022	Mar. 31, 2022	Dec. 31, 2021	Sep. 30, 2021	Jun. 30, 2021
Net interest income (GAAP)	$314,279	$261,474	$258,104	$259,986	$253,130
Less:
Total accretion on acquired loans	12,770	6,741	7,707	5,243	6,292
Total deferred fees on PPP loans	8	983	5,655	16,369	14,232
Core net interest income (Non-GAAP)	$301,501	$253,750	$244,742	$238,374	$232,606

NET INTEREST MARGIN ("NIM"), TAX EQUIVALENT (NON-GAAP)
Net interest income (GAAP)	$314,279	$261,474	$258,104	$259,986	$253,130
Total average interest-earning assets	40,687,395	38,527,023	37,031,640	36,218,437	35,631,605
NIM, non-tax equivalent	3.10%	2.75%	2.77%	2.85%	2.85%

TEFRA (included in NIM, tax equivalent)	2,249	1,885	1,734	1,477	1,424
Net interest income, tax equivalent (Non-GAAP)	$316,528	$263,359	$259,838	$261,463	$254,554
NIM, tax equivalent (Non-GAAP)	3.12%	2.77%	2.78%	2.86%	2.87%

	Three Months Ended					Six Months Ended
(Dollars in thousands, except per share data)	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Jun. 30,	Jun. 30,
RECONCILIATION OF GAAP TO NON-GAAP	2022	2022	2021	2021	2021	2022	2021
Adjusted Net Income (non-GAAP) (2)
Net income (GAAP)	$119,175	$100,329	$106,846	$122,788	$98,960	$219,504	$245,909
Securities gains, net of tax	—	—	(2)	(51)	(28)	—	(28)
PCL - NonPCD loans and UFC, net of tax	—	13,492	—	—	—	13,492	—
Merger and branch consolidation related expense, net of tax	4,223	8,092	5,255	14,083	25,578	12,314	33,402
Extinguishment of debt cost, net of tax	—	—	—	—	9,081	—	9,081
Adjusted net income (non-GAAP)	$123,398	$121,913	$112,099	$136,820	$133,591	$245,310	$288,364

Adjusted Net Income per Common Share - Basic (2)
Earnings per common share - Basic (GAAP)	$1.58	$1.40	$1.53	$1.75	$1.40	$2.99	$3.47
Effect to adjust for securities gains	—	—	(0.00)	(0.00)	(0.00)	—	(0.00)
Effect to adjust for PCL - NonPCD loans and UFC, net of tax	—	0.19	—	—	—	0.18	—
Effect to adjust for merger and branch consolidation related expense, net of tax	0.06	0.12	0.08	0.20	0.36	0.17	0.47
Effect to adjust for extinguishment of debt cost	—	—	—	—	0.13	—	0.13
Adjusted net income per common share - Basic (non-GAAP)	$1.64	$1.71	$1.61	$1.95	$1.89	$3.34	$4.07

Adjusted Net Income per Common Share - Diluted (2)
Earnings per common share - Diluted (GAAP)	$1.57	$1.39	$1.52	$1.74	$1.39	$2.96	$3.44
Effect to adjust for securities gains	—	—	(0.00)	(0.00)	(0.00)	—	(0.00)
Effect to adjust for PCL - NonPCD loans and UFC, net of tax	—	0.19	—	—	—	0.18	—
Effect to adjust for merger and branch consolidation related expense, net of tax	0.05	0.11	0.07	0.20	0.35	0.17	0.47
Effect to adjust for extinguishment of debt cost	—	—	—	—	0.13	—	0.13
Adjusted net income per common share - Diluted (non-GAAP)	$1.62	$1.69	$1.59	$1.94	$1.87	$3.31	$4.04

Adjusted Return on Average Assets (2)
Return on average assets (GAAP)	1.04%	0.95%	1.02%	1.20%	1.00%	1.00%	1.27%
Effect to adjust for securities gains	—%	—%	(0.00)%	(0.00)%	(0.00)%	—%	(0.00)%
Effect to adjust for PCL - NonPCD loans and UFC, net of tax	—%	0.13%	—%	—%	—%	0.06%	—%
Effect to adjust for merger and branch consolidation related expense, net of tax	0.04%	0.07%	0.06%	0.14%	0.26%	0.05%	0.17%
Effect to adjust for extinguishment of debt cost	—%	—%	—%	—%	0.09%	—%	0.05%
Adjusted return on average assets (non-GAAP)	1.08%	1.15%	1.08%	1.34%	1.35%	1.11%	1.49%

Adjusted Return on Average Common Equity (2)
Return on average common equity (GAAP)	9.36%	8.24%	8.84%	10.21%	8.38%	8.81%	10.52%
Effect to adjust for securities gains	—%	—%	(0.00)%	(0.00)%	(0.00)%	—%	(0.00)%
Effect to adjust for PCL - NonPCD loans and UFC, net of tax	—%	1.11%	—%	—%	—%	0.54%	—%
Effect to adjust for merger and branch consolidation related expense, net of tax	0.33%	0.66%	0.44%	1.16%	2.16%	0.50%	1.43%
Effect to adjust for extinguishment of debt cost	—%	—%	—%	—%	0.77%	—%	0.39%
Adjusted return on average common equity (non-GAAP)	9.69%	10.01%	9.28%	11.37%	11.31%	9.85%	12.34%

Return on Average Common Tangible Equity (3)
Return on average common equity (GAAP)	9.36%	8.24%	8.84%	10.21%	8.38%	8.81%	10.52%
Effect to adjust for intangible assets	7.23%	5.73%	5.79%	6.65%	5.74%	6.47%	7.07%
Return on average tangible equity (non-GAAP)	16.59%	13.97%	14.63%	16.86%	14.12%	15.28%	17.59%

Adjusted Return on Average Common Tangible Equity (2) (3)
Return on average common equity (GAAP)	9.36%	8.24%	8.84%	10.21%	8.38%	8.81%	10.52%
Effect to adjust for securities gains	—%	—%	(0.00)%	(0.00)%	(0.00)%	—%	(0.00)%
Effect to adjust for PCL - NonPCD loans and UFC, net of tax	—%	1.11%	—%	—%	—%	0.54%	—%
Effect to adjust for merger and branch consolidation related expense, net of tax	0.33%	0.66%	0.43%	1.17%	2.16%	0.49%	1.43%
Effect to adjust for extinguishment of debt cost	—%	—%	—%	—%	0.77%	—%	0.39%
Effect to adjust for intangible assets	7.46%	6.78%	6.03%	7.30%	7.43%	7.12%	8.12%
Adjusted return on average common tangible equity (non-GAAP)	17.15%	16.79%	15.30%	18.68%	18.74%	16.97%	20.46%

Adjusted Efficiency Ratio (4)
Efficiency ratio	54.92%	62.99%	61.27%	64.22%	76.28%	58.66%	68.38%
Effect to adjust for merger and branch consolidation related expense	(1.33)%	(2.94)%	(1.89)%	(5.06)%	(13.38)%	(2.08)%	(7.89)%
Adjusted efficiency ratio	53.59%	60.05%	59.39%	59.16%	62.88%	56.58%	60.49%

Tangible Book Value Per Common Share (3)
Book value per common share (GAAP)	$66.64	$68.30	$69.27	$68.55	$67.60
Effect to adjust for intangible assets	(27.17)	(27.25)	(24.65)	(24.57)	(24.53)
Tangible book value per common share (non-GAAP)	$39.47	$41.05	$44.62	$43.98	$43.07

Tangible Equity-to-Tangible Assets (3)
Equity-to-assets (GAAP)	10.91%	11.20%	11.45%	11.72%	11.78%
Effect to adjust for intangible assets	(4.15)%	(4.15)%	(3.76)%	(3.87)%	(3.94)%
Tangible equity-to-tangible assets (non-GAAP)	6.76%	7.05%	7.69%	7.85%	7.84%

Certain prior period information has been reclassified to conform to the current period presentation, and these reclassifications had no impact on net income or equity as previously reported.

Footnotes to tables:

(1)	Includes loan accretion (interest) income related to the discount on acquired loans of $12.8 million, $6.7 million, $7.7 million, $5.2 million and $6.3 million, respectively, during the five quarters above.
(2)	Adjusted earnings, adjusted return on average assets, adjusted EPS, and adjusted return on average equity are non-GAAP measures and exclude the gains or losses on sales of securities, merger and branch consolidation related expense, initial PCL on nonPCD loans and unfunded commitments from acquisitions and extinguishment of debt cost. Management believes that non-GAAP adjusted measures provide additional useful information that allows readers to evaluate the ongoing performance of the company. Non-GAAP measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the company. Non-GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the company's results or financial condition as reported under GAAP. Adjusted earnings and the related adjusted return measures (non-GAAP) exclude the following from net income (GAAP) on an after-tax basis: (a) pre-tax merger and branch consolidation related expense of $5.4 million, $10.3 million, $6.6 million, $17.6 million and $33.0 million for the quarters ended June 30, 2022, March 31, 2022, December 31, 2021, September 30, 2021 and June 30, 2021, respectively; and (b) net securities gains of $2,000, $64,000, and $36,000 for the quarters ended December 31, 2021, September 30, 2021, and June 30, 2021, respectively; (c) initial PCL on nonPCD loans and unfunded commitments acquired from ACBI of $17.1 million for the quarter ended March 31, 2022; and (d) extinguishment of debt cost of $11.7 million for the quarter ended June 30, 2021.
(3)	The tangible measures are non-GAAP measures and exclude the effect of period end or average balance of intangible assets. The tangible returns on equity and common equity measures also add back the after-tax amortization of intangibles to GAAP basis net income. Management believes that these non-GAAP tangible measures provide additional useful information, particularly since these measures are widely used by industry analysts for companies with prior merger and acquisition activities. Non-GAAP measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the company. Non-GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the company's results or financial condition as reported under GAAP. The sections titled "Reconciliation of Non-GAAP to GAAP" provide tables that reconcile non-GAAP measures to GAAP.
(4)	Adjusted efficiency ratio is calculated by taking the noninterest expense excluding merger and branch consolidation related expense and amortization of intangible assets, divided by net interest income and noninterest income excluding securities gains (losses). The pre-tax amortization expenses of intangible assets were $8.8 million, $8.5 million, $8.5 million, $8.5 million and $9.0 million, for the quarters ended June 30, 2022, March 31, 2022, December 31, 2021, September 30, 2021 and June 30, 2021, respectively.
(5)	The dividend payout ratio is calculated by dividing total dividends paid during the period by the total net income for the same period.
(6)	June 30, 2022 ratios are estimated and may be subject to change pending the final filing of the FR Y-9C; all other periods are presented as filed.
(7)	Loan data excludes mortgage loans held for sale.

Cautionary Statement Regarding Forward Looking Statements

Statements included in this communication, which are not historical in nature are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on, among other things, management’s beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy and SouthState. Words and phrases such as “may,” “approximately,” “continue,” “should,” “expects,” “projects,” “anticipates,” “is likely,” “look ahead,” “look forward,” “believes,” “will,” “intends,” “estimates,” “strategy,” “plan,” “could,” “potential,” “possible” and variations of such words and similar expressions are intended to identify such forward-looking statements.

SouthState cautions readers that forward-looking statements are subject to certain risks, uncertainties and assumptions that are difficult to predict with regard to, among other things, timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results. Such risks, uncertainties and assumptions, include, among others, the following: (1) economic downturn risk, potentially resulting in deterioration in the credit markets, inflation, greater than expected noninterest expenses, excessive loan losses and other negative consequences, which risks could be exacerbated by potential continued negative economic developments resulting from the Covid19 pandemic, or from federal spending cuts and/or one or more federal budget-related impasses or actions; (2) interest rate risk primarily resulting from the interest rate environment, rising interest rates, and their impact on the Bank’s earnings, including from the correspondent and mortgage divisions, housing demand, the market value of the bank’s loan and securities portfolios, and the market value of SouthState’s equity; (3) risks related to the merger and integration of SouthState and Atlantic Capital including, among others, (i) the risk that the cost savings and any revenue synergies from the merger may not be fully realized or may take longer than anticipated to be realized, (ii) the risk that the integration of Atlantic Capital’s operations into SouthState’s operations will be materially delayed or will be more costly or difficult than expected or that the parties are otherwise unable to successfully integrate Atlantic Capital’s businesses into SouthState’s businesses, (iii) the amount of the costs, fees, expenses and charges related to the merger, and (iv) reputational risk and the reaction of each company's customers, suppliers, employees or other business partners to the merger; (4) risks relating to the continued impact of the Covid19 pandemic on the Company, including possible impact to the Company and its employees from contacting Covid19, and to efficiencies and the control environment due to the changing work environment and to our results of operations due to government stimulus and other interventions to mitigate the impact of the pandemic; (5) the impact of increasing digitization of the banking industry and movement of customers to on-line platforms, and the possible impact on the Bank’s results of operations, customer base, expenses, suppliers and operations; (6) controls and procedures risk, including the potential failure or circumvention of our controls and procedures or failure to comply with regulations related to controls and procedures; (7) potential deterioration in real estate values; (8) the impact of competition with other financial institutions, including pricing pressures (including those resulting from the CARES Act) and the resulting impact, including as a result of compression to net interest margin; (9) risks relating to the ability to retain our culture and attract and retain qualified people; (10) credit risks associated with an obligor’s failure to meet the terms of any contract with the bank or otherwise fail to perform as agreed under the terms of any loan-related document; (11) risks related to the ability of the company to pursue its strategic plans which depend upon certain growth goals in our lines of business; (12) liquidity risk affecting the Bank’s ability to meet its obligations when they come due; (13) risks associated with an anticipated increase in SouthState’s investment securities portfolio, including risks associated with acquiring and holding investment securities or potentially determining that the amount of investment securities SouthState desires to acquire are not available on terms acceptable to SouthState; (14) price risk focusing on changes in market factors that may affect the value of traded instruments in “mark-to-market” portfolios; (15) transaction risk arising from problems with service or product delivery; (16) compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards; (17) regulatory change risk resulting from new laws, rules, regulations, accounting principles, proscribed practices or ethical standards, including, without limitation, the possibility that regulatory agencies may require higher levels of capital above the current regulatory-mandated minimums and including the impact of the CARES Act, the Consumer Financial Protection Bureau regulations, and the possibility of changes in accounting standards, policies, principles and practices, including changes in accounting principles relating to loan loss recognition (CECL); (18) strategic risk resulting from adverse business decisions or improper implementation of business decisions; (19) reputation risk that adversely affects earnings or capital arising from negative public opinion; (20) cybersecurity risk related to the dependence of SouthState on internal computer systems and the technology of outside service providers, as well as the potential impacts of internal or external security breaches, which may subject the company to potential business disruptions or financial losses resulting from deliberate attacks or unintentional events; (21) reputational and operational risks associated with environment, social and governance (ESG) matters, including the impact of recently issued proposed regulatory guidance and regulation relating to climate change; (22) greater than expected noninterest expenses; (23) excessive loan losses; (24) potential deposit attrition, higher than expected costs, customer loss and business disruption associated with the Atlantic Capital integration, and potential difficulties in maintaining relationships with key personnel; (25) reputational risk and possible higher than estimated reduced revenue from announced changes in the Bank’s consumer overdraft programs; (26) the risks of fluctuations in market prices for SouthState common stock that may or may not reflect economic condition or performance of SouthState; (27) the payment of dividends on SouthState common stock, which is subject to legal and regulatory limitations as well as the discretion of the board of directors of SouthState, SouthState’s performance and other factors; (28) ownership dilution risk associated with potential acquisitions in which SouthState’s stock may be issued as consideration for an acquired company; (29) operational, technological, cultural, regulatory, legal, credit and other risks associated with the exploration, consummation and integration of potential future acquisitions, whether involving stock or cash consideration; (30) major catastrophes such as hurricanes, tornados, earthquakes, floods or other natural or human disasters, including infectious disease outbreaks, such as the ongoing Covid19 pandemic, and the related disruption to local, regional and global economic activity and financial markets, and the impact that any of the foregoing may have on SouthState and its customers and other constituencies; (31) terrorist activities risk that results in loss of consumer confidence and economic disruptions; and (32) other factors that may affect future results of SouthState, as disclosed in SouthState’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports

on Form 8-K, filed by SouthState with the U.S. Securities and Exchange Commission (“SEC”) and available on the SEC’s website at http://www.sec.gov, any of which could cause actual results to differ materially from future results expressed, implied or otherwise anticipated by such forward-looking statements.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. SouthState does not undertake any obligation to update or otherwise revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.